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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 10, 1996



                      REPUBLIC ENVIRONMENTAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



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
          DELAWARE                                 0-25890                     22-2769024
(State or other jurisdiction                     (Commission                (I.R.S. Employer
      of incorporation)                         File Number)               Identification No.)
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               1787 SENTRY PARK WEST
              BUILDING 16, SUITE 400
              BLUE BELL PENNSYLVANIA                                   19422
 (Address of principal executive offices)                            (Zip Code)



       Registrant's telephone number, including area code (215) 283-4900

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         With respect to each contract, agreement or other document referred to herein and filed with the Securities and Exchange Commission (the "Commission") as an exhibit to this report, reference is made to the exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference. Unless otherwise indicated, all share information contained in this Form 8-K reflects a two-for-one stock split by means of the issuance of a stock dividend of one share of Republic Environmental Systems, Inc. ("RESI") common stock, $.01 par value per share ("RESI Common Stock"), for each outstanding share of Common Stock held of record on June 14, 1996 to be effected June 30, 1996 (the "Stock Split").

ITEM 5.  OTHER EVENTS.

         Merger Agreements. On June 10, 1996, RESI, Republic/CSC Acquisition Corporation ("CSC Merger Sub"), Republic/CSU Acquisition Corporation ("CSU Merger Sub" and, together with CSC Merger Sub, the "Merger Subs"), Alliance Holding Corporation ("Alliance"), Century Surety Company ("CSC") and Commercial Surety Agency, Inc., d/b/a Century Surety Underwriters ("CSU" and, together with CSC, the "Alliance Companies") entered into an Agreement and Plan of Merger (the "Merger Agreement"), effective as of May 19, 1996, which provides for (i) the merger of CSC Merger Sub, a Delaware corporation and wholly-owned subsidiary of RESI, with and into CSC, an Ohio corporation and wholly-owned subsidiary of Alliance (the "CSC Merger"), on the terms set forth in the Merger Agreement and subject to obtaining certain stockholder and regulatory approvals and other customary closing conditions, and (ii) the merger of CSU Merger Sub, a Delaware corporation and wholly-owned subsidiary of RESI, with and into CSU, an Ohio corporation and wholly-owned subsidiary of Alliance (the "CSU Merger" and, together with the CSC Merger, the "Mergers"), on the terms set forth in the Merger Agreement and subject to obtaining stockholder and certain regulatory approvals and other customary closing conditions. Pursuant to the Merger Agreement, CSC and CSU shall be the surviving corporations in the Mergers resulting in CSC and CSU becoming wholly-owned subsidiaries of RESI.
At the effective time of the Mergers, all of the outstanding capital stock of CSC and CSU shall be converted into the right to receive (i) an aggregate of 15,000,000 shares of Common Stock (the "Merger Shares"), (ii) warrants to purchase an additional (a) 2,000,000 shares of Common Stock at $2.625 per share, (b) 2,000,000 shares of Common Stock at $3.125 per share, and (c) 2,000,000 shares of Common Stock at $3.875 per share (collectively, the "Alliance Warrants"), and (iii) a promissory note in the principal amount of $4,000,000 (the "Note"). The Merger Agreement is attached hereto as Exhibit
10.1 and incorporated herein by reference for all purposes.

         Stock Purchase Agreements. On June 10, 1996, RESI and H. Wayne Huizenga entered into a Stock Purchase Agreement (the "Huizenga Purchase Agreement"), which provides for Huizenga to purchase from Republic, for an aggregate purchase price of $5,250,000, (i) an aggregate of 2,000,000 shares of Common Stock (the "Huizenga Shares"), and (ii) warrants to purchase an additional (a) 2,000,000 shares of Common Stock at $2.625 per share, (b) 2,000,000 shares of Common Stock at $3.125 per share, and (c) 2,000,000 shares of Common Stock at $3.875 per share (collectively, the "Huizenga Warrants"), on the terms set forth in the





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Huizenga Purchase Agreement and subject to obtaining stockholder and certain regulatory approvals, including the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR Act"), and other customary closing conditions. The Huizenga Purchase Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference for all purposes.

         On June 10, 1996, RESI and MGD Holdings Ltd. ("MGD Holdings"), a Bermuda corporation controlled by Mr. Michael DeGroote, entered into a Stock Purchase Agreement (the "MGD Purchase Agreement" and, together with the Huizenga Purchase Agreement, the "Purchase Agreements"), which provides for MGD Holdings and its permitted assigns to purchase from RESI, for an aggregate purchase price of $5,250,000, (i) an aggregate of 2,000,000 shares of Common Stock (the "MGD Shares") and (ii) warrants to purchase an additional (a) 2,000,000 shares of Common Stock at $2.625 per share, (b) 2,000,000 shares of Common Stock at $3.125 per share, and (c) 2,000,000 shares of Common Stock at $3.875 per share (collectively, the "MGD Warrants" and, together with the Merger Warrants and the Huizenga Warrants, the "Warrants"), on the terms set forth in the MGD Purchase Agreement and subject to obtaining stockholder approval and other customary closing conditions. The MGD Purchase Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference for all purposes. Mr. DeGroote is presently Republic's Chairman, Chief Executive Officer, President and the beneficial owner of approximately 49.7% RESI Common Stock.

         The transactions contemplated by the Merger Agreement and the Purchase Agreements may be collectively referred to herein as the "Combination."

         Upon consummation of the Combination, Alliance will be the largest stockholder of RESI and may effectively control the management and operations of RESI. The following is a description of certain changes that will occur with respect to RESI upon consummation of the Combination.

         Change In Security Ownership Of Republic. Currently, Mr. DeGroote beneficially owns 5,536,000 shares of RESI Common Stock (through MGD Holdings) representing approximately 49.7% of the outstanding shares of RESI Common Stock. Upon consummation of the Combination and assuming the exercise of all of the Warrants in full at such time (but not the exercise of any other outstanding options or warrants), and giving effect to the issuance of the Merger Shares, the Huizenga Shares and the MGD Shares, Alliance and Mr. DeGroote will beneficially own approximately 41.7% and 29.5%, respectively, of the outstanding shares of RESI Common Stock. In addition, contemporaneously with the consummation of the Combination, MGD Holdings will enter into a voting agreement with Alliance (the "Voting Agreement") pursuant to which MGD Holdings, for a period of two years commencing as of the date thereof, will agree to vote all shares of RESI Common Stock held by it from time to time in accordance with the recommendation of the management of Alliance. Accordingly, upon execution of the Voting Agreement, Alliance will have the ability to control the outcome of matters submitted to vote of the RESI stockholders, including the election of directors.





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         Change In The Composition Of The Republic Board Of Directors.  In
connection with the Combination, the Board of Directors will be enlarged to seven members, one present member of the Board of Directors, Michael J. Occhionero, will resign, and Messrs. Edward F. Feighan, Craig L. Stout and Harve A. Ferrill will be nominated by Alliance and elected to the RESI Board of Directors and Mr. Richard C. Rochon will be nominated by Alliance upon the recommendation of Mr. Huizenga and elected to the RESI Board of Directors.
Mr. Joseph E. LoConti, currently a director of RESI, is the Chairman of the Board, President and controlling shareholder of Alliance. After consummation of the Combination, Mr. LoConti will continue to serve as a director of RESI and will also serve as Vice Chairman of the RESI Board of Directors. Consequently, Messrs. LoConti, Feighan, Stout and Ferrill, if they vote together, will have the ability to control most actions submitted to a vote of the RESI Board of Directors.

ITEM 7.  FINANCIAL INFORMATION AND EXHIBITS.

10.1 Agreement and Plan of Merger, dated as of May 19, 1996, by and among RESI, CSC Merger Sub, CSU Merger Sub, Alliance, CSC and CSU.

10.2 Stock Purchase Agreement, dated as of May 19, 1996, by and between RESI and H. Wayne Huizenga.

10.3 Stock Purchase Agreement, dated as of May 19, 1996, by and between RESI and MGD Holdings.

99.1     Press Release, dated June 18, 1996.





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                                   SIGNATURES



                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REPUBLIC ENVIRONMENTAL SYSTEMS, INC.



Date:  June 26, 1996                    /s/ Douglas R. Gowland
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                                               Douglas R. Gowland
                                               Vice President

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                               INDEX TO EXHIBITS
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

EXHIBIT
NUMBER
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
10.1 Agreement and Plan of Merger, dated as of May 19, 1996, by and among RESI, CSC Merger Sub, CSU Merger Sub,
         Alliance, CSC and CSU.

10.2 Stock Purchase Agreement, dated as of May 19, 1996, by and between RESI and H. Wayne Huizenga.

10.3 Stock Purchase Agreement, dated as of May 19, 1996, by and between RESI and MGD Holdings.

99.1     Press Release, dated June 18, 1996.
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